SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2001



                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------

             (Exact Name of Registrant as specified in its charter)



       Maryland                          1-12386                13-3717318
       --------                          -------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
   of incorporation)                     Number)            Identification No.)


                 355 Lexington Avenue, New York, New York 10017
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)    EXHIBIT

               99.1 Press release issued by the Company dated July 25, 2001 announcing the Company's results for the second quarter ended June 30, 2001.

               99.2   Lexington   Corporate    Properties   Trust   Supplemental
                      Operating and Financial Data for the second quarter ended June 30, 2001.

ITEM 9. REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on July 25, 2001 announcing the Company's results for the second quarter ended June 30, 2001, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental data as Exhibit 99.1 to this Current Report on Form 8-K. Note: the information in this report (including the filed exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LEXINGTON CORPORATE PROPERTIES TRUST

Date:   July 25, 2001



                                    By:   /s/ T. Wilson Eglin
                                          --------------------------------------
                                          T. Wilson Eglin
                                          President and Chief Operating Officer

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1           Press  release   issued  by  the  Company  dated  July  25,  2001
               announcing the Company's results for the second quarter ended June 30, 2001.

99.2 Lexington Corporate Properties Trust Supplemental Operating and Financial Data for the second quarter ended June 30, 2001.